UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811- 05133)

Exact name of registrant as specified in charter:	Putnam High Income Securities Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2013

Date of reporting period:	September 1, 2012 — February 28, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
PCF

Putnam High Income Securities Fund

Semiannual report
2|28|13

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Income
Securities Fund

Semiannual report
2 | 28 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Terms and definitions	13

Other information for shareholders	14

Financial statements	15

Shareholder meeting results	52

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. stock market has set record highs recently, thanks to steadily improving housing and employment data and the Federal Reserve’s pledge to continue to add stimulus until it believes the economy has meaningfully improved. The federal budget battle continues among Washington lawmakers, but investors appear to believe that a resolution will eventually take place.

The by-now familiar risks that have buffeted markets for a few years have not gone away entirely, but they appear to be steadily abating. Europe, while having slumped further into recession, is slowly addressing its sovereign debt problem, and here in the United States economic recovery is underway.

Times like these require a measured, balanced approach to investing. At Putnam, our investment team is actively focused on managing risk while pursuing returns. The guidance of your financial advisor is also important in helping to ensure that your portfolio remains in line with your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking opportunities from high-yield bonds and convertibles

The average investor may think of bonds as government-sponsored securities that offer relatively low risk and less volatility than the stock market. However, high-yield corporate bonds and convertible securities, the types of investments primarily held by Putnam High Income Securities Fund, are different. Both are issued by companies rather than the government. Moreover, high-yield corporates and convertibles can offer greater returns than other bonds — but also carry a greater potential for risk, such as the risk of corporate default or periodic illiquidity.

High-yield bonds are deemed to have less than investment-grade status, which means their issuing companies are considered more likely to default on their debt than more creditworthy companies. High-yield bond prices tend to follow individual companies’ fundamentals as well as interest-rate levels. While lower-rated corporate bonds may carry higher risk, they provide potentially higher levels of yield to compensate investors for that risk.

What sets convertible securities apart is a built-in option that allows the investor to exchange — or convert — the security for a fixed number of shares of common stock of the issuer. Convertible securities pay interest, although frequently at a lower rate than traditional bonds, and the amount of interest does not change as the price of the underlying stock(s) increases or decreases.

Building a portfolio of high-yield bonds and convertible securities requires intensive research and analysis. Putnam’s global equity and credit research analysts conduct rigorous research in an effort to determine the true worth of the issuing company’s business. The fund’s portfolio managers then construct a portfolio that they believe offers the best return potential, while being mindful of risk.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand, and may be higher or lower than the NAV.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is BofA Merrill Lynch All-Convertibles Speculative Quality Index. The BofA Merrill Lynch All-Convertibles Speculative Quality Index and the JPMorgan Developed High Yield Index, were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception of the fund. The blended benchmark was previously shown as two individual indexes.

† Returns for the six-month and 1-year periods are not annualized, but cumulative.

4	High Income Securities Fund

Interview with your fund’s portfolio managers

What was the market environment like for high-yield convertibles and bonds during the past six months?

Eric: It was a supportive environment for both asset classes. Improvement in the U.S. economy helped lift domestic equities to a solid gain for the six-month period. Major U.S. benchmarks hit multiyear highs during the period, encouraged by a rebounding domestic housing market and continuing strength in corporate earnings. The rally paused briefly in late February following statements from Federal Reserve Chairman Ben Bernanke that caused investors to question whether the Fed might end its highly accommodative monetary policy sooner than expected. However, in his semiannual testimony before the Senate Banking Committee, Chairman Bernanke provided reassurance that the central bank’s stimulative bond-buying program would continue, and stocks resumed their rally through period-end.

In the fixed-income markets, it was a strong period for the most credit-sensitive categories. These sectors were the biggest beneficiaries of the improved risk sentiment that was spurred by global monetary easing during and prior to the period. At the same time, government securities and other defensive categories lagged, posting

*The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is BofA Merrill Lynch All-Convertibles Speculative Quality Index.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/13. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 13.

High Income Securities Fund	5

either moderately negative or nominally positive returns.

Against this backdrop, the fund performed in line with its blended benchmark and slightly outperformed the average return for its Lipper peer group.

Which sectors and industry groups had the biggest positive influence on the fund’s performance versus its blended benchmark?

Rob: On the high-yield convertibles side of the fund, beneficial overall positioning in technology, along with strong security selection in communications services and consumer cyclicals, drove the results of that portion of the portfolio. Selections in basic materials and an underweight in the lagging health-care sector also aided performance. Among high-yield bonds, an overweight in financials and security selection in telecommunications and housing were the biggest contributors.

Which investments were the top contributors to relative performance?

Eric: Among convertible securities, the number-one overall contributor was an out-of-benchmark position in diversified financial services giant Citigroup. The firm benefited from better-than-expected quarterly profits during the period, as well as a surge in bond-trading revenue. Additionally, investors responded positively when longtime

Credit qualities are shown as a percentage of the fund’s net assets. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

6	High Income Securities Fund

Citigroup executive Michael Corbat replaced Vikram Pandit as CEO and launched a series of initiatives designed to reduce costs and return more capital to shareholders. Citigroup’s convertible securities were sold from the fund during the period.

Our holding of a convertible issued by entertainment and communications services provider Virgin Media — which is based in the United Kingdom and is also not in the blended benchmark — moved sharply higher in February when international cable company Liberty Global announced its intention to acquire the firm. We subsequently sold our Virgin Media investment, believing that the convertible’s elevated price reflected the full value of the proposed acquisition.

Rob: The top individual contributors among the fund’s high-yield bond holdings included telecommunications services provider Sprint Nextel, which received a boost early in the period when Japanese wireless carrier SoftBank acquired a 70% ownership stake in the company. In addition, Sprint Nextel is in the final stages of upgrading its 4G network, which has enabled it to gain

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/28/13. Short-term holdings and derivatives, if any, are excluded. Holdings will vary over time.

High Income Securities Fund	7

subscriber market share at the expense of major competitors.

Travelport, a provider of computerized registration systems to the travel industry, also aided results, as the company witnessed a substantial year-over-year increase in online bookings, and also recently resolved a long-standing dispute with American Airlines.

What factors hampered the fund’s relative return?

Eric: From a sector/industry perspective, within the high-yield convertibles part of the portfolio, adverse security selection in energy, consumer staples, utilities, and capital goods hampered the fund’s relative performance. On the high-yield bond side of the fund, unfavorable positioning in metals/mining and transportation, as well as subpar selections in technology, were the primary detractors.

In terms of individual convertibles, a lighter-than-benchmark stake in Lucent Technologies Capital Trust, the financing subsidiary of Alcatel-Lucent, worked against the fund. The company is a leading provider of communications equipment, but we chose to underweight its convertible preferred stock on concerns about near-term liquidity risks. However, rumors of possible asset sales sparked speculative interest in the firm’s securities and drove their prices higher during

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

* Foreign bonds denominated in USD currency are included in corporate bonds and notes.

8	High Income Securities Fund

December and January. We sold this position during the period.

Our out-of-benchmark investment in oil and gas exploration and development company

Endeavour International proved disappointing. In our view, the firm has attractive assets. However, operational missteps due to severe weather in the North Sea led to cash constraints and liquidity concerns, causing Endeavour’s convertibles to underperform.

Rob: Among our high-yield bond holdings, steelmaker ArcelorMittal detracted due to continuing weakness in residential and commercial construction overseas. Additionally, the company’s bonds were downgraded to below investment grade in 2012, which led many investors to sell their positions.

Not holding European utility Energias de Portugal hurt. Policy efforts by the European Central Bank, most notably the announcement of a new bond-buying program, helped to lower yields on bonds issued by peripheral eurozone governments, and effectively put concern about the debt crisis on the back burner for now. As a result, high-yield bonds from many issuers in Portugal and other peripheral eurozone countries rallied.

The fund reduced its distribution rate during the period. What led to that decision?

Rob: The fund’s distribution rate was lowered to $0.039 per share from $0.044 in December, due to a reduction in the amount of income earned by the portfolio, which resulted from declining yields in the marketplace generally.

What is your outlook for the high-yield convertibles market?

Eric: We believe the backdrop for convertibles continues to be broadly positive. In our view, corporate credit spreads [the yield advantage corporate bonds offer over U.S. Treasuries] may remain relatively stable or move slightly tighter, particularly in the high-yield bond market, where, at period-end, spreads were near historical averages. From an equity standpoint, we believe corporate earnings may continue to improve in 2013, albeit at a moderate pace. What’s more, we think the stocks underlying the convertibles in the portfolio may have favorable growth prospects. There has been a sustained wave of corporate restructuring designed to improve profitability and efficiency, including headcount reductions and business-channel rationalizations. In our view, these fundamental factors may bode well for high-yield convertible and bond markets.

Although 2012 marked the fourth consecutive year-on-year decline in new issuance of convertibles, the new-issue market returned 28% in 2012, proving to be a significant source of “alpha” [excess return versus the blended benchmark]. The new-issue market accelerated substantially during the early months of 2013, as many good-quality, attractively valued securities came to market and were met by robust investor demand.

Do you have any closing thoughts on your outlook for the high-yield bond market?

Rob: While we believe corporate fundamentals are likely to remain supportive, our view of the market’s “technicals” [the supply/demand balance] is neutral. Issuance remains strong and, while yields have declined, we believe they remain robust enough to attract continuing solid investor demand. In our view, high-yield defaults are likely to remain low, which helps to reduce risk in the asset class. Valuations, meanwhile, appear fair and are near historical norms.

High-yield market liquidity, or ease of trading, has diminished, partly due to new regulations designed to limit risk in financial institutions. These regulatory changes have made broker/dealers more reluctant to commit risk capital to support bond inventories at the same level as in the past. As market-makers have drawn

High Income Securities Fund	9

down their inventories of corporate bonds, marketplace liquidity has declined.

Generally speaking, we have reduced the aggregate market risk of the fund’s high-yield bond holdings and plan to maintain adequate cash to provide a cushion should marketplace liquidity remain constrained.

Thanks for bringing us up to date, gentlemen.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Eric N. Harthun has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from San Diego State University. A CFA charterholder, Eric joined Putnam in 2000 and has been in the investment industry since 1994.

Portfolio Manager Robert L. Salvin has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from the Wharton School of the University of Pennsylvania. He joined Putnam in 2000 and has been in the investment industry since 1986.

IN THE NEWS

The global economy continues to expand, but the rate of expansion slowed recently. Manufacturing production and services activity worldwide both eased in February, according to data compiled by JPMorgan and Market Economics. Economic growth was led by the United States, followed by China, Germany, the United Kingdom, Brazil, India, Russia, and Ireland. The rate of increase, however, dropped in most of those countries, with the United States and Russia being the exceptions. Japan’s economic output, meanwhile, was stagnant. In the still-troubled eurozone, conditions weakened substantially in France, Italy, and Spain, with output contracting sharply in these countries’ manufacturing and services sectors. While the global economic deceleration was considered slight by most observers, the expansion rate hit a four-month low in February. As the employment picture improves in the United States and around the world, economists hope that jobs growth will spur further demand.

10	High Income Securities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 2/28/13

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	9.33%	8.74%

10 years	154.98	138.76
Annual average	9.81	9.09

5 years	43.15	48.09
Annual average	7.44	8.17

3 years	35.04	25.56
Annual average	10.53	7.88

1 year	11.32	4.13

6 months	9.09	0.83

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 2/28/13

	Fund’s blended benchmark
	(50% JPMorgan Developed High Yield	Lipper Convertible Securities
	Index/50% BofA Merrill Lynch All-	Funds (closed-end)
	Convertibles Speculative Quality Index)	category average*

Annual average
Life of fund (since 7/9/87)	—†	8.36%

10 years	165.49%	106.92
Annual average	10.26	7.38

5 years	57.61	26.81
Annual average	9.53	4.64

3 years	38.71	32.93
Annual average	11.53	9.88

1 year	12.04	10.11

6 months	9.09	8.84

Index and Lipper results should be compared with fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/13, there were 11, 11, 11, 11, 5, and 2 funds, respectively, in this Lipper category.

† The blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is BofA Merrill Lynch All-Convertibles Speculative Quality Index. The BofA Merrill Lynch All-Convertibles Speculative Quality Index and the JPMorgan Developed High Yield Index, were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception of the fund.

High Income Securities Fund	11

Fund price and distribution information For the six-month period ended 2/28/13

Distributions

Number	6

Income	$0.2487

Capital gains	—

Total	$0.2487

Share value	NAV	Market price

8/31/12	$8.21	$8.27

2/28/13	8.69	8.09

Current rate (end of period)	NAV	Market price

Current dividend rate*	5.39%	5.78%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/13

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	9.37%	8.79%

10 years	157.28	140.50
Annual average	9.91	9.17

5 years	48.38	56.75
Annual average	8.21	9.41

3 years	32.41	23.24
Annual average	9.81	7.21

1 year	12.94	3.25

6 months	8.70	0.57

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

12	High Income Securities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch All-Convertibles Speculative Quality Index is an unmanaged index of U.S. convertible securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is BofA Merrill Lynch All-Convertibles Speculative Quality Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

High Income Securities Fund	13

Other information for shareholders

Important notice regarding share repurchase program

In September 2012, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2012, up to 10% of the fund’s common shares outstanding as of October 7, 2012.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2013, Putnam employees had approximately $366,000,000 and the Trustees had approximately $87,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14	High Income Securities Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

High Income Securities Fund	15

The fund’s portfolio 2/28/13 (Unaudited)

CORPORATE BONDS AND NOTES (41.9%)*	Principal amount	Value

Basic materials (3.3%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s,
2017 (Canada)	$40,000	$42,758

ArcelorMittal sr. unsec. unsub. notes 10.35s, 2019 (France)	75,000	94,650

ArcelorMittal sr. unsec. unsub. notes 7 1/2s, 2039 (France)	90,000	93,300

Ashland, Inc. 144A company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	65,000	66,138

Ashland, Inc. 144A sr. unsec. notes 4 3/4s, 2022	45,000	45,675

Ashland, Inc. 144A sr. unsec. unsub. notes 6 7/8s, 2043	45,000	47,138

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018	215,000	237,038

Axiall Corp. 144A company guaranty sr. unsec. notes
4 7/8s, 2023	10,000	10,150

Boise Cascade LLC/Boise Cascade Finance Corp. 144A sr.
unsec. notes 6 3/8s, 2020 (United Kingdom)	30,000	31,688

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)	65,000	65,244

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	140,000	152,950

Cemex Finance, LLC 144A company guaranty sr. bonds
9 1/2s, 2016	100,000	108,500

Compass Minerals International, Inc. company guaranty sr.
unsec. notes 8s, 2019	115,000	124,200

Eagle Spinco, Inc. 144A company guaranty sr. unsec. notes
4 5/8s, 2021	15,000	15,244

Edgen Murray Corp. 144A company guaranty sr. notes
8 3/4s, 2020	60,000	61,500

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)	35,000	36,495

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	160,000	158,800

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	75,000	82,875

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)	150,000	159,000

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)	65,000	69,388

HD Supply, Inc. 144A company guaranty sr. unsec. notes
11 1/2s, 2020	155,000	178,638

HD Supply, Inc. 144A company guaranty sr. unsec. sub. notes
10 1/2s, 2021	55,000	56,650

HD Supply, Inc. 144A sr. unsec. notes 7 1/2s, 2020	95,000	95,119

Hexion U.S. Finance Corp. company guaranty sr. notes
6 5/8s, 2020	40,000	39,400

Hexion U.S. Finance Corp. 144A sr. notes 6 5/8s, 2020	30,000	29,550

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018	90,000	90,450

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
144A company guaranty sr. notes 8 7/8s, 2018	45,000	45,338

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021	150,000	169,500

16	High Income Securities Fund

CORPORATE BONDS AND NOTES (41.9%)* cont.		Principal amount	Value

Basic materials cont.
Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020		$35,000	$39,025

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020		65,000	64,350

Huntsman International, LLC 144A sr. unsec. notes 4 7/8s, 2020		40,000	39,400

IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)		120,000	116,100

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		100,000	105,750

INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes
Ser. REGS, 7 7/8s, 2016 (Luxembourg)	EUR	105,000	137,638

Inmet Mining Corp. 144A company guaranty sr. unsec. notes
7 1/2s, 2021 (Canada)		$25,000	26,500

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		160,000	180,800

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020		55,000	62,425

LyondellBasell Industries NV sr. unsec. unsub. notes 5s, 2019		240,000	267,600

Momentive Performance Materials, Inc. company guaranty sr.
notes 10s, 2020		45,000	45,225

Momentive Performance Materials, Inc. company guaranty sr.
notes 8 7/8s, 2020		50,000	51,375

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)		65,000	70,200

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)		35,000	36,757

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		110,000	123,200

Nufarm Australia Ltd. 144A company guaranty sr. notes 6 3/8s,
2019 (Australia)		35,000	36,925

PolyOne Corp. 144A sr. unsec. notes 5 1/4s, 2023		85,000	85,850

PQ Corp. 144A sr. notes 8 3/4s, 2018		80,000	84,500

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020		85,000	96,050

Ryerson, Inc./Joseph T Ryerson & Son, Inc. 144A company
guaranty sr. notes 9s, 2017		85,000	93,075

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020		20,000	21,650

Smurfit Kappa Treasury company guaranty sr. unsec. unsub.
debs 7 1/2s, 2025 (Ireland)		60,000	65,700

Steel Dynamics, Inc. company guaranty sr. unsec. notes
7 5/8s, 2020		100,000	111,000

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
6 3/8s, 2022		20,000	21,400

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
6 1/8s, 2019		25,000	26,750

Taminco Acquisition Corp. 144A sr. unsec. notes 9 1/8s, 2017
(Belgium) ‡‡		45,000	44,944

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)		135,000	149,175

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
6 3/8s, 2020		125,000	124,219

USG Corp. sr. unsec. notes 9 3/4s, 2018		80,000	94,100

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty
sr. notes 8 3/4s, 2019		25,000	10,125

High Income Securities Fund	17

CORPORATE BONDS AND NOTES (41.9%)* cont.		Principal amount	Value

Basic materials cont.
Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec.
notes 6s, 2023		$30,000	$30,600

Weyerhaeuser Co. sr. unsec. unsub. debs. 7 1/8s, 2023 R		65,000	78,413

			4,948,197
Capital goods (2.8%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		85,000	91,375

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019		250,000	273,750

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	100,000	141,364

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		$35,000	38,763

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		80,000	83,000

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		70,000	77,875

Berry Plastics Corp. company guaranty sr. unsec. sub. notes
10 1/4s, 2016		50,000	50,925

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021		130,000	150,150

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡		40,000	42,400

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)		30,000	30,713

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		50,000	56,750

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		135,000	152,550

Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec. notes
10 1/8s, 2020		15,000	16,294

Crown Americas LLC/Crown Americas Capital Corp. IV 144A
company guaranty sr. unsec. notes 4 1/2s, 2023		35,000	34,213

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023		90,000	93,375

Dematic SA/DH Services Luxembourg Sarl 144A company
guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)		130,000	132,925

Exide Technologies sr. notes 8 5/8s, 2018		140,000	116,900

GrafTech International, Ltd. 144A company guaranty sr. unsec.
notes 6 3/8s, 2020		105,000	111,563

Kratos Defense & Security Solutions, Inc. company guaranty sr.
notes 10s, 2017		180,000	198,675

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)		245,000	326,410

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022		40,000	41,000

Mueller Water Products, Inc. company guaranty sr. unsec.
unsub. notes 8 3/4s, 2020		12,000	13,590

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		200,000	201,500

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		170,000	182,750

Rexel SA 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2019 (France)		200,000	213,482

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
7 1/8s, 2019		100,000	107,375

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020		60,000	61,950

18	High Income Securities Fund

CORPORATE BONDS AND NOTES (41.9%)* cont.	Principal amount	Value

Capital goods cont.
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019	$120,000	$127,200

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018	50,000	54,938

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	150,000	163,875

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	130,000	134,875

Thermadyne Holdings Corp. company guaranty sr.
notes 9s, 2017	245,000	265,825

Thermon Industries, Inc. company guaranty sr. notes
9 1/2s, 2017	79,000	87,690

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018	140,000	153,650

Triumph Group, Inc. 144A sr. unsec. notes 4 7/8s, 2021	90,000	90,450

		4,120,120
Communication services (6.2%)
Adelphia Communications Corp. escrow bonds zero %, 2014	235,000	1,481

Adelphia Communications Corp. escrow bonds zero %, 2013	20,000	126

Bresnan Broadband Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 8s, 2018	75,000	81,750

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	140,000	162,400

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	35,000	38,850

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	40,000	44,000

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018	80,000	85,400

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	145,000	154,425

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	50,000	49,125

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	70,000	77,175

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	35,000	37,888

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023	40,000	39,100

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	115,000	123,913

Cequel Communications Escrow Capital Corp. 144A sr. unsec.
notes 6 3/8s, 2020	25,000	25,844

Cincinnati Bell, Inc. company guaranty sr. unsec. notes
8 3/8s, 2020	50,000	52,625

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 3/4s, 2018	25,000	25,625

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2017	120,000	127,200

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2017	665,000	779,713

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	110,000	119,075

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	10,000	10,813

High Income Securities Fund	19

CORPORATE BONDS AND NOTES (41.9%)* cont.	Principal amount	Value

Communication services cont.
Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020	$160,000	$163,200

Cricket Communications, Inc. company guaranty sr. unsub.
notes 7 3/4s, 2016	115,000	120,888

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	45,000	49,275

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023	80,000	82,000

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	65,000	71,094

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)	200,000	214,000

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	165,000	174,075

DISH DBS Corp. company guaranty notes 7 1/8s, 2016	15,000	16,688

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	135,000	159,806

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	200,000	222,500

Equinix, Inc. sr. unsec. notes 7s, 2021	75,000	82,500

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021	35,000	40,250

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	85,000	95,625

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	10,000	11,425

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	145,000	163,850

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019	130,000	142,350

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	145,000	165,300

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	95,000	102,838

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/4s, 2020 (Bermuda)	60,000	64,350

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s,
2022 (Bermuda)	50,000	50,375

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg)	387,187	411,870

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/4s, 2017 (Luxembourg)	580,000	616,187

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 9 3/8s, 2019	80,000	89,700

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020	85,000	94,350

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	20,000	21,800

Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub.
notes 7s, 2020	100,000	105,000

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019	55,000	61,050

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes
7 1/4s, 2022	85,000	92,013

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	165,000	178,200

NII Capital Corp. company guaranty sr. unsec. unsub.
notes 10s, 2016	50,000	44,250

NII Capital Corp. company guaranty sr. unsec. unsub. notes
8 7/8s, 2019	25,000	18,750

20	High Income Securities Fund

CORPORATE BONDS AND NOTES (41.9%)* cont.		Principal amount	Value

Communication services cont.
NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021		$100,000	$70,375

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 11 3/8s, 2019 (Luxembourg)		35,000	36,400

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		160,000	183,200

Quebecor Media, Inc. 144A sr. unsec. notes 7 3/8s,
2021 (Canada)	CAD	75,000	79,138

Quebecor Media, Inc. 144A sr. unsec. notes 5 3/4s,
2023 (Canada)		$80,000	81,800

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		90,000	98,228

Qwest Corp. sr. unsec. notes 6 3/4s, 2021		115,000	132,976

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		65,000	74,957

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		36,000	39,780

SBA Telecommunications, Inc. 144A company guaranty sr.
unsec. unsub. notes 5 3/4s, 2020		35,000	36,400

Sprint Capital Corp. company guaranty 6 7/8s, 2028		325,000	328,250

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		130,000	150,800

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		325,000	351,000

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017		95,000	112,219

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020		70,000	76,300

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018		225,000	279,563

Videotron Ltee company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)		195,000	198,413

Videotron Ltee sr. notes 6 7/8s, 2021 (Canada)	CAD	75,000	80,439

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
144A company guaranty sr. unsec. notes 10 1/4s, 2019		$205,000	223,450

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)		80,000	82,400

Wind Acquisition Holdings Finance SA 144A company guaranty
sr. notes 12 1/4s, 2017 (Luxembourg) ‡‡		144,229	150,719

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2018		35,000	38,325

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2013		95,000	97,489

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017		65,000	73,613

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021		75,000	80,813

Windstream Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023		55,000	53,900

			9,173,034
Consumer cyclicals (9.0%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019		15,000	16,781

Affinion Group Holdings, Inc. company guaranty sr. unsec. notes
11 5/8s, 2015		105,000	63,000

High Income Securities Fund	21

CORPORATE BONDS AND NOTES (41.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	$135,000	$102,600

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015	125,000	98,125

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	130,000	149,825

American Casino & Entertainment Properties LLC sr.
notes 11s, 2014	228,000	231,990

American Media, Inc. 144A notes 13 1/2s, 2018	18,955	14,406

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	50,000	54,000

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	40,000	45,700

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	35,000	37,888

BC Mountain, LLC/BC Mountain Finance, Inc. 144A company
guaranty sr. unsec. notes 7s, 2021	15,000	15,431

Beazer Homes USA, Inc. company guaranty sr. notes
6 5/8s, 2018	90,000	96,188

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016	60,000	64,950

Beazer Homes USA, Inc. company guaranty sr. unsec. unsub.
notes 9 1/8s, 2018	15,000	16,013

Beazer Homes USA, Inc. 144A company guaranty sr. unsec.
notes 7 1/4s, 2023	50,000	50,375

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	150,000	148,500

Boyd Gaming Corp. company guaranty sr. unsec. notes
9 1/8s, 2018	60,000	62,250

Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020	100,000	108,250

Building Materials Corp. 144A sr. notes 7s, 2020	45,000	48,713

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	50,000	53,500

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	40,000	42,950

Burlington Coat Factory Warehouse Corp. company guaranty sr.
unsec. notes 10s, 2019	150,000	165,375

Burlington Holdings, LLC/Burlington Holding Finance, Inc. 144A
sr. unsec. notes 9s, 2018 ‡‡	40,000	39,800

Caesars Entertainment Operating Co., Inc. company guaranty sr.
notes 10s, 2018	52,000	34,320

Caesars Entertainment Operating Co., Inc. company guaranty sr.
notes 8 1/2s, 2020	90,000	87,975

Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017	270,000	287,213

Caesars Entertainment Operating Co., Inc. 144A company
guaranty sr. notes 9s, 2020	300,000	296,250

Carmike Cinemas, Inc. company guaranty notes 7 3/8s, 2019	55,000	60,363

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019	80,000	81,200

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	20,000	22,400

22	High Income Securities Fund

CORPORATE BONDS AND NOTES (41.9%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. 144A company guaranty sr. unsec. notes 5 1/4s, 2021		$60,000	$60,000

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018		125,000	121,563

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2022		45,000	49,950

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021		200,000	221,500

Cinemark USA, Inc. company guaranty sr. unsec. notes
8 5/8s, 2019		50,000	55,438

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021		60,000	66,600

Cinemark USA, Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2022		30,000	30,150

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty notes 10 3/4s, 2017		182,970	202,182

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty sr. notes 7 5/8s, 2016		60,000	64,575

Clear Channel Communications, Inc. company guaranty sr.
notes 9s, 2021		120,000	108,600

Clear Channel Communications, Inc. 144A company guaranty sr.
notes 9s, 2019		255,000	237,150

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 7 5/8s, 2020		230,000	237,475

Clear Channel Worldwide Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 1/2s, 2022		100,000	105,250

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		145,000	145,363

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019		110,000	124,575

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		72,000	81,270

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		165,000	177,272

FelCor Lodging LP 144A sr. notes 5 5/8s, 2023 R		30,000	30,188

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021		200,000	226,292

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020		75,000	78,375

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	155,000	157,164

Griffey Intermediate, Inc./Griffey Finance Sub LLC 144A sr.
notes 7s, 2020		$105,000	106,313

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		85,000	92,013

Hanesbrands, Inc. sr. unsec. notes 8s, 2016		37,000	40,191

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡		150,000	153,750

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		120,000	136,050

Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub.
notes 8 7/8s, 2020		75,000	82,125

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		90,000	97,650

Isle of Capri Casinos, Inc. 144A sr. unsec. notes 5 7/8s, 2021		110,000	110,000

High Income Securities Fund	23

CORPORATE BONDS AND NOTES (41.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Jarden Corp. company guaranty sr. unsec. notes 8s, 2016	$50,000	$52,438

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017	165,000	193,875

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	45,000	46,125

K Hovnanian Enterprises, Inc. 144A company guaranty notes
9 1/8s, 2020	30,000	33,150

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020	70,000	77,350

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014	10,000	10,838

Lamar Media Corp. company guaranty sr. sub. notes
7 7/8s, 2018	30,000	32,700

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022	75,000	81,375

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023	220,000	230,450

Lennar Corp. 144A company guaranty sr. unsec. notes
4 3/4s, 2022	40,000	38,650

Limited Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2021	100,000	113,250

Limited Brands, Inc. sr. notes 5 5/8s, 2022	50,000	53,063

LIN Television Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2021	40,000	42,400

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	240,000	264,600

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016	68,000	79,138

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7 7/8s, 2015	35,000	40,566

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s,
2015 (In default) †	200,000	16,000

Masonite International Corp., 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	130,000	144,625

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	185,000	203,963

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	100,000	107,750

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	70,000	80,325

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	65,000	71,338

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	25,000	25,875

MGM Resorts International 144A company guaranty sr. unsec.
notes 6 3/4s, 2020	75,000	78,563

Michaels Stores, Inc. company guaranty notes 11 3/8s, 2016	147,000	153,616

MTR Gaming Group, Inc. company guaranty notes
11 1/2s, 2019 ‡‡	292,907	304,623

Navistar International Corp. sr. notes 8 1/4s, 2021	159,000	153,435

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	140,000	144,900

Neiman-Marcus Group, Inc. (The) company guaranty sr. notes
7 1/8s, 2028	20,000	20,525

New Academy Finance Co., LLC/New Academy Finance Corp.
144A sr. unsec. notes 8s, 2018 ‡‡	110,000	113,163

24	High Income Securities Fund

CORPORATE BONDS AND NOTES (41.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2020	$100,000	$104,500

Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. company
guaranty sr. notes 8 7/8s, 2017	105,000	115,500

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty sr.
unsec. notes 7 3/4s, 2018	40,000	44,300

Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. notes
4 1/2s, 2020	60,000	59,400

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	140,000	155,925

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	35,000	38,588

Owens Corning company guaranty sr. unsec. notes 9s, 2019	38,000	48,070

Penske Automotive Group, Inc. 144A company guaranty sr. sub.
notes 5 3/4s, 2022	95,000	99,394

PETCO Animal Supplies, Inc. 144A company guaranty sr. unsec.
notes 9 1/4s, 2018	65,000	71,663

Petco Holdings, Inc. 144A sr. notes 8 1/2s, 2017 ‡‡	60,000	61,800

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes
8 5/8s, 2017	35,000	37,188

Pulte Group, Inc. company guaranty sr. unsec. notes
7 5/8s, 2017	140,000	163,800

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	80,000	88,200

QVC, Inc. 144A sr. notes 7 1/2s, 2019	90,000	99,332

QVC, Inc. 144A sr. notes 7 3/8s, 2020	65,000	72,049

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	25,000	28,750

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	35,000	38,063

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	25,000	28,188

Regal Entertainment Group company guaranty sr. unsec. notes
9 1/8s, 2018	140,000	157,150

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2025	45,000	44,100

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	85,000	92,438

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	135,000	156,600

RSI Home Products, Inc. 144A company guaranty notes
6 7/8s, 2018	80,000	80,900

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	120,000	119,400

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	200,000	217,000

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	100,000	108,500

Schaeffler Finance BV 144A company guaranty sr. notes 8 1/2s,
2019 (Germany)	240,000	272,400

Sealy Mattress Co. 144A company guaranty sr. notes
10 7/8s, 2016	43,000	45,741

Sinclair Television Group, Inc. 144A sr. notes 6 1/8s, 2022	45,000	48,038

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021	80,000	78,400

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 5/8s, 2022	5,000	5,363

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 3/8s, 2020	10,000	10,550

High Income Securities Fund	25

CORPORATE BONDS AND NOTES (41.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Spectrum Brands Holdings, Inc. company guaranty sr. notes
9 1/2s, 2018	$205,000	$232,419

Spectrum Brands Holdings, Inc. 144A sr. notes 6 3/4s, 2020	95,000	102,363

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	30,000	32,175

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	165,000	177,375

Tempur-Pedic International, Inc. 144A company guaranty sr.
unsec. unsub. notes 6 7/8s, 2020	20,000	21,100

Toys R Us Property Co., LLC company guaranty sr. notes
8 1/2s, 2017	110,000	115,775

Toys R Us Property Co., LLC company guaranty sr. unsec. notes
10 3/4s, 2017	100,000	107,375

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016	120,000	92,400

Travelport, LLC company guaranty sr. unsec. unsub. notes
9 7/8s, 2014	10,000	9,600

Travelport, LLC 144A sr. notes Ser. B, 6.308s, 2016 ‡‡	98,472	93,056

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec.
notes 9s, 2016	36,000	32,940

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021	30,000	30,300

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021	110,000	120,038

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020	115,000	127,219

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018	60,000	66,150

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes
10 1/4s, 2016 ‡‡	95,000	97,970

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016	210,000	226,800

		13,480,369
Consumer staples (2.9%)
Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020	35,000	40,425

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018	20,000	22,100

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019	30,000	32,775

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	75,000	85,500

Carrols Restaurant Group, Inc. company guaranty sr. notes
11 1/4s, 2018	30,000	33,675

CKE Holdings, Inc. 144A sr. unsec. notes 10 1/2s, 2016 ‡‡	70,724	75,940

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019	80,000	80,100

Claire’s Stores, Inc. 144A sr. notes 9s, 2019	175,000	194,250

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	145,000	164,394

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	50,000	54,625

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017	150,000	157,875

26	High Income Securities Fund

CORPORATE BONDS AND NOTES (41.9%)* cont.		Principal amount	Value

Consumer staples cont.
Dave & Buster’s, Inc. company guaranty sr. unsec. unsub.
notes 11s, 2018		$130,000	$146,575

Dean Foods Co. company guaranty sr. unsec. unsub. notes
9 3/4s, 2018		80,000	90,400

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016		95,000	105,094

Del Monte Corp. company guaranty sr. unsec. notes
7 5/8s, 2019		45,000	46,688

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		235,000	266,725

Dole Food Co., Inc. sr. notes 13 7/8s, 2014		94,000	100,815

Dole Food Co., Inc. 144A sr. notes 8s, 2016		35,000	36,531

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		105,000	116,550

HDTFS, Inc. 144A company guaranty sr. notes 6 1/4s, 2022		60,000	64,500

HDTFS, Inc. 144A company guaranty sr. notes 5 7/8s, 2020		50,000	52,000

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018		45,000	49,163

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s,
2015 (Netherlands)	EUR	110,000	152,888

JBS USA, LLC/JBS USA Finance, Inc. company guaranty sr.
unsec. notes 11 5/8s, 2014		$60,000	66,375

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020		40,000	43,100

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021		135,000	139,725

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018		65,000	67,600

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020		70,000	75,075

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020		65,000	69,550

Michael Foods, Inc. company guaranty sr. unsec. notes
9 3/4s, 2018		55,000	61,188

Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022		50,000	54,000

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018		135,000	147,825

Revlon Consumer Products Corp. 144A company guaranty sr.
unsec. notes 5 3/4s, 2021		120,000	119,550

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019		40,000	46,300

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		65,000	66,950

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017		250,000	262,813

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020		95,000	106,400

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		35,000	39,725

RSC Equipment Rental, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		35,000	39,681

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022		90,000	97,875

United Rentals North America, Inc. company guaranty sr. notes
5 3/4s, 2018		30,000	32,288

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022		110,000	121,825

High Income Securities Fund	27

CORPORATE BONDS AND NOTES (41.9%)* cont.	Principal amount	Value

Consumer staples cont.
United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019	$165,000	$188,100

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2023	25,000	26,250

Wells Enterprises, Inc. 144A sr. notes 6 3/4s, 2020	45,000	47,419

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018	90,000	95,850

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	65,000	67,925

Wok Acquisition Corp. 144A sr. unsec. notes 10 1/4s, 2020	15,000	16,050

		4,269,027
Energy (5.5%)
Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	45,000	47,813

Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022	35,000	37,538

Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023	135,000	133,650

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	45,000	39,938

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019	75,000	68,250

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020	30,000	25,725

Arch Coal, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2019	95,000	81,938

Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. 144A
company guaranty sr. notes 6 5/8s, 2020	35,000	36,575

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020	60,000	65,250

Aurora USA Oil & Gas Inc., 144A sr. notes 9 7/8s, 2017	90,000	96,750

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018	225,000	244,125

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020	85,000	97,750

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021	125,000	140,625

Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015	95,000	107,350

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. 144A company guaranty sr. unsec. unsub. notes
6 5/8s, 2019	115,000	118,738

Comstock Resources, Inc. company guaranty sr. unsub. notes
8 3/8s, 2017	110,000	116,050

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022	120,000	129,600

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	30,000	31,125

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	50,000	52,063

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)	105,000	65,625

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	215,000	237,038

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017	130,000	141,375

28	High Income Securities Fund

CORPORATE BONDS AND NOTES (41.9%)* cont.	Principal amount	Value

Energy cont.
Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022	$205,000	$220,375

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	230,000	247,825

Crosstex Energy LP/Crosstex Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7 1/8s, 2022	40,000	42,200

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020	95,000	106,400

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	65,000	70,850

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	200,000	189,500

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
9 1/8s, 2017	75,000	80,625

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
6 1/2s, 2021	85,000	86,169

Forbes Energy Services Ltd. company guaranty sr. unsec.
notes 9s, 2019	80,000	75,600

FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018	84,000	86,940

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019	185,000	183,613

Gulfport Energy Corp. 144A company guaranty sr. unsec. notes
7 3/4s, 2020	70,000	73,150

Halcon Resources Corp. 144A sr. unsec. notes 8 7/8s, 2021	215,000	231,125

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017	10,000	10,775

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	130,000	141,050

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	50,000	54,000

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	110,000	112,200

Key Energy Services, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2021	25,000	25,375

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	175,000	196,875

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	40,000	43,400

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub.
notes 9 1/2s, 2019	160,000	180,800

Linn Energy LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2019	115,000	119,025

Linn Energy LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec. notes 6 1/4s, 2019	90,000	91,800

Lone Pine Resources Canada, Ltd. company guaranty sr. unsec.
notes 10 3/8s, 2017 (Canada)	45,000	41,738

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	75,000	79,125

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	55,000	56,925

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016	120,000	89,400

High Income Securities Fund	29

CORPORATE BONDS AND NOTES (41.9%)* cont.	Principal amount	Value

Energy cont.
Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	$95,000	$101,650

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018	90,000	93,600

Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	95,000	99,275

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	65,000	71,013

Offshore Group Investment, Ltd. company guaranty sr. notes
11 1/2s, 2015 (Cayman Islands)	91,000	99,190

Offshore Group Investment, Ltd. 144A company guaranty sr.
notes 7 1/2s, 2019 (Cayman Islands)	120,000	123,750

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	90,000	102,600

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6 1/2s, 2020	10,000	10,625

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6s, 2018	85,000	90,313

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	190,000	193,800

Plains Exploration & Production Co. company guaranty sr.
unsec. notes 6 3/4s, 2022	175,000	198,625

Quicksilver Resources, Inc. company guaranty sr. unsec. notes
8 1/4s, 2015	50,000	48,000

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	70,000	70,350

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	50,000	54,625

Range Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2022	45,000	46,013

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	135,000	149,850

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	185,000	204,425

Sabine Pass LNG LP 144A sr. notes 6 1/2s, 2020	45,000	47,475

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	245,000	260,619

SandRidge Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2016	55,000	58,614

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	5,000	5,225

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	230,000	242,834

Shelf Drilling Holdings Ltd. 144A sr. notes 8 5/8s, 2018	100,000	106,750

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	55,000	58,988

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	50,000	54,375

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	20,000	21,650

Suburban Propane Partners LP/Suburban Energy Finance Corp.
sr. unsec. notes 7 3/8s, 2021	83,000	90,263

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s,
2019 (Canada)	25,000	26,813

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	95,000	99,038

Whiting Petroleum Corp. company guaranty notes 7s, 2014	90,000	93,825

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	71,000	90,709

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	40,000	42,000

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	145,000	150,800

		8,259,433

30	High Income Securities Fund

CORPORATE BONDS AND NOTES (41.9%)* cont.		Principal amount	Value

Financials (4.4%)
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub., LLC 144A sr.
unsec. notes 7 7/8s, 2020		$115,000	$114,713

ACE Cash Express, Inc. 144A sr. notes 11s, 2019		70,000	69,300

Air Lease Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2020		55,000	54,725

Air Lease Corp. sr. unsec. notes 5 5/8s, 2017		95,000	100,700

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017		90,000	100,508

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8.3s, 2015		65,000	72,313

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020		60,000	73,650

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020		65,000	78,650

Ally Financial, Inc. unsec. sub. notes 8s, 2018		65,000	77,188

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068		100,000	132,125

BBVA International Preferred SAU bank guaranty jr. unsec. sub.
FRN notes 5.919s, perpetual maturity (Spain)		50,000	42,000

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)		95,000	100,700

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020		35,000	37,800

CB Richard Ellis Services, Inc. company guaranty sr. unsec. sub.
notes 11 5/8s, 2017		160,000	173,400

CIT Group, Inc. sr. unsec. notes 5s, 2022		100,000	107,000

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		80,000	87,200

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018		105,000	112,875

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		135,000	153,225

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		185,000	201,188

Citigroup, Inc. unsec. sub. notes 4 3/4s, 2019	EUR	40,000	51,392

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020		$45,000	44,381

CNO Financial Group, Inc. 144A company guaranty sr. notes
6 3/8s, 2020		65,000	69,063

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019		110,000	103,400

Dresdner Funding Trust I 144A bonds 8.151s, 2031		240,000	243,600

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019		175,000	182,438

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub.
FRB bonds 6.071s, perpetual maturity (Jersey)		145,000	126,150

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)		135,000	149,606

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)		60,000	58,142

Hub International Ltd. 144A company guaranty sr. notes
8 1/8s, 2018		40,000	41,500

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018		240,000	257,100

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		80,000	87,600

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022		120,000	128,400

High Income Securities Fund	31

CORPORATE BONDS AND NOTES (41.9%)* cont.		Principal amount	Value

Financials cont.
International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015		$45,000	$47,048

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R		70,000	72,888

iStar Financial, Inc. sr. unsec. unsub. notes Ser. B, 9s, 2017 R		85,000	94,775

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. FRN notes 7s, 2037		30,000	30,600

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037		75,000	86,438

Lloyds TSB Bank PLC jr. sub. FRN notes Ser. EMTN, 13s,
perpetual maturity (United Kingdom)	GBP	100,000	222,541

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R		$50,000	53,938

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		65,000	69,225

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)		85,000	93,925

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. notes 9 5/8s, 2019		30,000	34,200

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. notes 7 7/8s, 2020		100,000	109,250

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. unsub. notes 9 5/8s, 2019		20,000	22,700

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. unsub. notes 6 1/2s, 2021		30,000	30,750

Neuberger Berman Group LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 7/8s, 2022		75,000	78,938

Neuberger Berman Group LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 5/8s, 2020		50,000	52,250

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020		40,000	40,600

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017		160,000	160,800

Onex USI Acquisition Corp. 144A sr. unsec. notes 7 3/4s, 2021		120,000	117,900

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016		95,000	110,913

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		75,000	84,375

Provident Funding Associates LP/PFG Finance Corp. 144A sr.
notes 10 1/4s, 2017		135,000	151,031

Provident Funding Associates LP/PFG Finance Corp. 144A sr.
notes 10 1/8s, 2019		60,000	64,200

Regions Financing Trust II company guaranty jr. unsec. sub. FRB
bonds 6 5/8s, 2047		135,000	135,000

Residential Capital LLC company guaranty jr. notes 9 5/8s, 2015
(In default) †		200,000	218,500

Royal Bank of Scotland PLC (The) jr. sub. FRN notes Ser. MTN,
7.64s, perpetual maturity (United Kingdom)		100,000	90,500

Royal Bank of Scotland PLC (The) jr. unsec. sub. FRB bonds
7.648s, perpetual maturity (United Kingdom)		265,000	279,575

SLM Corp. sr. notes Ser. MTN, 8s, 2020		15,000	17,363

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018		290,000	342,925

Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017		295,000	289,100

			6,634,280

32	High Income Securities Fund

CORPORATE BONDS AND NOTES (41.9%)* cont.		Principal amount	Value

Health care (3.1%)
AmSurg Corp. 144A company guaranty sr. unsec. unsub. notes
5 5/8s, 2020		$80,000	$84,000

Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		95,000	101,888

Biomet, Inc. 144A sr. unsec. notes 6 1/2s, 2020		130,000	137,475

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		130,000	140,075

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	100,000	146,712

CDRT Holding Corp. 144A sr. unsec. notes 9 1/4s, 2017 ‡‡		$140,000	144,200

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2018		95,000	99,869

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 8s, 2019		40,000	44,150

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		200,000	222,500

Emergency Medical Services Corp. company guaranty sr. unsec.
notes 8 1/8s, 2019		100,000	109,125

Endo Health Solutions, Inc. company guaranty sr. unsec.
notes 7s, 2019		70,000	75,950

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		95,000	102,838

HCA, Inc. company guaranty sr. notes 9 7/8s, 2017		29,000	30,450

HCA, Inc. company guaranty sr. notes 8 1/2s, 2019		215,000	238,113

HCA, Inc. sr. notes 6 1/2s, 2020		355,000	397,600

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		30,000	34,575

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		190,000	199,975

Hologic, Inc. 144A company guaranty sr. unsec. notes
6 1/4s, 2020		30,000	31,650

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr.
unsec. notes 8 3/8s, 2019		250,000	257,500

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		50,000	52,000

Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		50,000	53,438

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019		120,000	137,700

Kinetics Concepts/KCI USA 144A company guaranty notes
10 1/2s, 2018		165,000	177,788

Kinetics Concepts/KCI USA 144A company guaranty sr. unsec.
notes 12 1/2s, 2019		65,000	63,700

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		95,000	105,450

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R		70,000	77,175

Service Corporation International sr. notes 7s, 2019		50,000	54,250

Service Corporation International sr. notes 7s, 2017		65,000	73,531

Sky Growth Acquisition Corp. 144A company guaranty sr.
unsec. notes 7 3/8s, 2020		200,000	206,250

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019		85,000	90,738

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		80,000	82,800

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015		131,119	133,741

High Income Securities Fund	33

CORPORATE BONDS AND NOTES (41.9%)* cont.	Principal amount	Value

Health care cont.
Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019	$85,000	$92,438

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	225,000	249,469

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	55,000	62,150

Tenet Healthcare Corp. 144A company guaranty sr. notes
4 1/2s, 2021	30,000	29,588

United Surgical Partners International, Inc. company guaranty sr.
unsec. unsub. notes 9s, 2020	80,000	90,000

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	20,000	21,825

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	45,000	48,881

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017	120,000	130,200

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016	4,000	3,120

VPI Escrow Corp. 144A sr. unsec. notes 6 3/8s, 2020	20,000	21,600

		4,656,477
Technology (1.8%)
Alcatel-Lucent USA, Inc. sr. unsec. unsub. notes 6.45s, 2029	25,000	19,438

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	45,000	44,269

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	145,000	138,475

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	202,350	206,903

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	20,000	20,500

Ceridian Corp. 144A sr. notes 8 7/8s, 2019	90,000	101,250

CyrusOne LP/CyrusOne Finance Corp. 144A company guaranty
sr. unsec. unsub. notes 6 3/8s, 2022	35,000	36,838

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019	100,000	107,750

Fidelity National Information Services, Inc. company guaranty sr.
unsec. notes 7 7/8s, 2020	65,000	73,531

Fidelity National Information Services, Inc. company guaranty sr.
unsec. notes 7 5/8s, 2017	45,000	48,431

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	205,000	218,581

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	180,000	184,050

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	145,000	152,431

First Data Corp. 144A company guaranty sr. unsec. notes
11 1/4s, 2021	80,000	81,600

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	84,000	93,870

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
10 1/8s, 2018	49,000	54,268

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	155,000	170,500

Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019	60,000	67,350

Infor US, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2018	55,000	64,350

Iron Mountain, Inc. company guaranty sr. sub. notes
7 3/4s, 2019	45,000	49,950

34	High Income Securities Fund

CORPORATE BONDS AND NOTES (41.9%)* cont.	Principal amount	Value

Technology cont.
Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	$25,000	$27,438

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	446,000	399,170

SunGard Data Systems, Inc. 144A company guaranty sr. sub.
notes 6 5/8s, 2019	70,000	71,925

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	95,000	102,838

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	120,000	130,800

		2,666,506
Transportation (0.5%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)	200,000	212,000

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018	167,000	184,535

CHC Helicopter SA company guaranty sr. notes 9 1/4s,
2020 (Canada)	100,000	105,500

Swift Services Holdings, Inc. company guaranty sr.
notes 10s, 2018	220,000	251,900

Western Express, Inc. 144A sr. notes 12 1/2s, 2015	30,000	21,450

		775,385
Utilities and power (2.4%)
AES Corp. (VA) sr. unsec. notes 8s, 2020	55,000	63,938

AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	85,000	98,175

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021	145,000	163,850

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	90,000	99,000

Calpine Corp. 144A sr. notes 7 1/4s, 2017	166,000	176,583

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)	95,000	115,595

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	155,000	162,750

Dynegy Holdings Escrow, LLC escrow bonds 7 3/4s, 2019	175,000	219

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016 (In default) †	75,000	37,688

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013 (In default) †	20,000	10,050

Edison Mission Energy sr. unsec. notes 7.2s, 2019 (In default) †	85,000	42,925

Edison Mission Energy sr. unsec. notes 7s, 2017 (In default) †	40,000	20,200

El Paso Corp. sr. unsec. notes Ser. GMTN, 7.8s, 2031	100,000	111,875

El Paso Natural Gas Co. debs. 8 5/8s, 2022	40,000	54,627

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	122,000	138,470

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11 3/4s, 2022	125,000	144,375

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10s, 2020	293,000	330,358

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	155,000	177,088

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019	45,000	48,825

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022	35,000	37,888

EP Energy/EP Energy Finance, Inc. sr. unsec. notes 9 3/8s, 2020	195,000	222,300

EPE Holdings, LLC/EP Energy Bond Co., Inc. 144A sr. unsec.
notes 8 1/8s, 2017 ‡‡	65,000	65,975

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	40,000	39,970

High Income Securities Fund	35

CORPORATE BONDS AND NOTES (41.9%)* cont.	Principal amount	Value

Utilities and power cont.
GenOn Americas Generation, LLC sr. unsec. notes 9 1/8s, 2031	$100,000	$111,250

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	180,000	207,000

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	25,000	29,750

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	25,000	28,000

NGPL PipeCo, LLC 144A sr. notes 9 5/8s, 2019	45,000	52,200

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	325,000	364,813

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	70,000	84,519

PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	84,000	95,760

Regency Energy Partners company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	75,000	79,125

Tennessee Gas Pipeline Co., LLC sr. unsec. unsub. debs. 7s, 2028	15,000	20,317

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty notes 15s, 2021	75,000	18,563

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty sr. unsec. notes 10 1/2s, 2016	222,185	32,217

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	60,000	45,000

		3,531,238

Total corporate bonds and notes (cost $58,788,161)		$62,514,066

CONVERTIBLE BONDS AND NOTES (30.7%)*	Principal amount	Value

Basic materials (1.6%)
CEMEX SAB de CV cv. unsec. sub. notes 4 7/8s, 2015 (Mexico)	$725,000	$844,625

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	670,000	752,075

U.S. Steel Corp. cv. sr. unsec. notes 4s, 2014	730,000	766,500

		2,363,200
Capital goods (2.4%)
Covanta Holding Corp. cv. sr. unsec. notes 3 1/4s, 2014	670,000	843,363

General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	740,000	865,800

Icahn Enterprises LP 144A cv. sr. unsec. notes FRN 4s, 2013	630,000	631,575

Owens-Brockway Glass Container, Inc. 144A cv. company
guaranty sr. unsec. notes 3s, 2015	655,000	657,047

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	530,000	631,694

		3,629,479
Communication services (2.7%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
cv. company guaranty sr. unsec. notes 8 1/4s, 2040	199,000	216,413

Equinix, Inc. cv. sr. unsec. sub. notes 4 3/4s, 2016	630,000	1,634,850

Leap Wireless International, Inc. cv. sr. unsec. notes 4 1/2s, 2014	1,280,000	1,276,800

Level 3 Communications, Inc. cv. sr. unsec. unsub. notes
6 1/2s, 2016	645,000	851,803

Powerwave Technologies, Inc. cv. sr. unsec. sub. notes 3 7/8s,
2027 (In default) †	1,160,000	17,400

		3,997,266

36	High Income Securities Fund

CONVERTIBLE BONDS AND NOTES (30.7%)* cont.	Principal amount	Value

Consumer cyclicals (8.2%)
Callaway Golf Co. 144A cv. sr. unsec. bonds 3 3/4s, 2019	$603,000	$652,687

CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015	397,000	431,986

Cenveo Corp. 144A cv. company guaranty sr. unsec.
notes 7s, 2017	355,000	312,622

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	881,000	1,378,765

Forest City Enterprises, Inc. cv. sr. unsec. notes 4 1/4s, 2018	732,000	778,208

Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	2,280,000	1,198,425

Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/8s, 2023	1,250,000	1,889,125

Live Nation Entertainment, Inc. cv. sr. unsec. notes 2 7/8s, 2027	630,000	632,363

MGM Resorts International Co. cv. company guaranty sr. unsec.
notes 4 1/4s, 2015	1,760,000	1,894,200

Ryland Group, Inc. (The) cv. company guaranty sr. unsub. notes
1 5/8s, 2018	390,000	524,794

Standard Pacific Corp. cv. company guaranty sr. unsec. unsub.
notes 1 1/4s, 2032	435,000	542,391

Toll Brothers, Inc. 144A cv. company guaranty sr. unsec.
notes 1/2s, 2032	510,000	530,604

TRW Automotive, Inc. cv. company guaranty sr. unsec. notes
3 1/2s, 2015	195,000	398,775

XM Satellite Radio, Inc. 144A cv. company guaranty sr. unsec.
sub. notes 7s, 2014	622,000	1,112,603

		12,277,548
Consumer staples (0.9%)
Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	470,000	531,711

Vector Group Ltd. cv. sr. unsec. FRN notes 2 1/2s, 2019	740,000	837,125

		1,368,836
Energy (3.0%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec.
notes 2 1/4s, 2038	2,230,000	1,959,613

Endeavour International Corp. cv. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2016	530,000	255,725

Goodrich Petroleum Corp. cv. sr. unsec. unsub. notes 5s, 2029	865,000	846,078

Peabody Energy Corp. cv. jr. unsec. sub. debs. 4 3/4s, 2041	875,000	743,203

Trico Marine Services, Inc. cv. sr. unsec. debs. 3s, 2027
(In default) †	500,000	3,438

Vantage Drilling Co. cv. sr. unsec. unsub. notes 7 7/8s, 2042	615,000	696,488

		4,504,545
Financials (4.2%)
Ares Capital Corp. cv. sr. unsec. notes 5 3/4s, 2016	935,000	1,012,325

Forestar Group, Inc. cv. sr. unsec. unsub. notes 3 3/4s, 2020	412,000	418,716

Hercules Technology Growth Capital, Inc. cv. sr. unsec.
notes 6s, 2016	415,000	452,609

Jefferies Group, LLC cv. sr. unsec. notes 3 7/8s, 2029	825,000	835,313

Morgans Hotel Group Co. cv. sr. sub. notes 2 3/8s, 2014	920,000	867,100

PHH Corp. cv. sr. unsec. notes 4s, 2014	940,000	1,035,763

RAIT Financial Trust cv. sr. unsec. unsub. notes 7s, 2031 R	392,000	456,680

Starwood Property Trust, Inc. cv. sr. unsec. unsub. notes
4.55s, 2018 R	510,000	546,975

Walter Investment Management Corp. cv. sr. unsec. sub. notes
4 1/2s, 2019	570,000	639,825

		6,265,306

High Income Securities Fund	37

CONVERTIBLE BONDS AND NOTES (30.7%)* cont.	Principal amount	Value

Health care (2.4%)
Alere, Inc. cv. sr. unsec. sub. notes 3s, 2016	$185,000	$177,716

China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT,
4s, 2013 (China) (In default) † F	763,000	61,040

China Medical Technologies, Inc. 144A cv. sr. unsec. notes
6 1/4s, 2016 (China) (In default) † F	445,000	31,150

Dendreon Corp. cv. sr. unsec. notes 2 7/8s, 2016	1,135,000	936,375

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s
(zero %, 3/1/18) 2042 ††	1,075,000	1,118,000

Opko Health, Inc. 144A cv. sr. unsec. notes 3s, 2033	346,000	351,190

Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	625,000	867,188

		3,542,659
Technology (5.1%)
Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	794,000	760,255

Micron Technology, Inc. 144A cv. sr. unsec. notes 1 5/8s, 2033	1,465,000	1,538,250

ON Semiconductor Corp. cv. company guaranty sr. unsec. sub.
notes Ser. B, 2 5/8s, 2026	420,000	474,600

Safeguard Scientifics, Inc. 144A cv. sr. unsec. notes 5 1/4s, 2018	1,600,000	1,724,000

SanDisk Corp. cv. sr. unsec. notes 1 1/2s, 2017	845,000	1,040,406

TeleCommunication Systems, Inc. 144A cv. sr. unsec. notes
4 1/2s, 2014	875,000	841,641

TTM Technologies, Inc. cv. sr. unsec. notes 3 1/4s, 2015	540,000	538,650

Vishay Intertechnology, Inc. 144A cv. sr. unsec. notes
2 1/4s, 2041	745,000	668,172

		7,585,974
Transportation (0.2%)
Genco Shipping & Trading, Ltd. cv. sr. unsec. notes 5s, 2015	670,000	235,338

		235,338

Total convertible bonds and notes (cost $45,459,267)		$45,770,151

CONVERTIBLE PREFERRED STOCKS (23.4%)*	Shares	Value

Basic materials (0.7%)
ArcelorMittal $1.50 cv. pfd. (France) †	41,185	$961,258

Smurfit-Stone Container Corp. (Escrow) zero % cv. pfd. F	65,720	657

		961,915
Capital goods (1.4%)
United Technologies Corp. $3.75 cv. pfd.	35,100	2,044,575

		2,044,575
Communication services (1.1%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	28,570	1,328,505

Iridium Communications, Inc. 144A $7.00 cv. pfd.	4,095	378,788

		1,707,293
Consumer cyclicals (4.1%)
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	62,060	1,614,801

General Motors Co. Ser. B, $2.375 cv. pfd.	56,940	2,386,139

Interpublic Group of Cos, Inc. (The) Ser. B, 5.25% cv. pfd.	910	1,060,719

Stanley Black & Decker, Inc. $4.75 cv. pfd.	8,717	1,093,112

		6,154,771
Consumer staples (0.7%)
Bunge, Ltd. $4.875 cv. pfd.	6,235	656,234

Post Holdings, Inc. 144A $3.75 cv. pfd. †	4,234	428,693

		1,084,927

38	High Income Securities Fund

CONVERTIBLE PREFERRED STOCKS (23.4%)* cont.	Shares	Value

Energy (1.4%)
Apache Corp. Ser. D, $3.00 cv. pfd.	9,595	$417,083

Chesapeake Energy Corp. 144A 5.75% cv. pfd.	1,617	1,676,627

		2,093,710
Financials (9.3%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	28,010	759,771

AMG Capital Trust II $2.575 cv. pfd.	31,375	1,623,656

Bank of America Corp. Ser. L, 7.25% cv. pfd.	2,653	3,183,598

EPR Properties Ser. C, $1.44 cv. pfd.	51,300	1,151,685

Health Care REIT, Inc. Ser. I, $3.25 cv. pfd. R	20,775	1,244,838

Huntington Bancshares Ser. A, 8.50% cv. pfd.	844	1,071,880

MetLife, Inc. $3.75 cv. pfd.	29,905	1,404,040

Oriental Financial Group 144A Ser. C, 8.75% cv. pfd. (Puerto Rico)	620	931,860

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	1,545	1,957,129

Wintrust Financial Corp. $3.75 cv. pfd.	10,190	554,132

		13,882,589
Health care (0.6%)
HealthSouth Corp. Ser. A, 6.50% cv. pfd.	805	924,241

		924,241
Transportation (1.7%)
Continental Financial Trust II $3.00 cv. pfd.	16,110	690,716

Genesee & Wyoming, Inc. $5.00 cv. pfd.	5,938	749,079

Swift Mandatory Common Exchange Security Trust 144A 6.00% cv. pfd.	88,585	1,071,879

		2,511,674
Utilities and power (2.4%)
AES Trust III $3.375 cv. pfd.	30,565	1,540,666

El Paso Energy Capital Trust I $2.375 cv. pfd.	1,069	59,530

NextEra Energy, Inc. $2.799 cv. pfd.	15,700	809,806

PPL Corp. $4.375 cv. pfd.	22,270	1,226,409

		3,636,411

Total convertible preferred stocks (cost $31,998,770)		$35,002,106

COMMON STOCKS (1.0%)*	Shares	Value

Altra Holdings, Inc.	1,520	$39,125

Boise Cascade Co. †	878	23,794

Buffalo Wild Wings, Inc. †	460	36,197

CIT Group, Inc. †	936	39,181

Citigroup, Inc.	5,036	211,361

Deepocean Group (Shell) (acquired 6/9/11, cost $131,921)
(Norway) ∆∆	9,082	136,230

DISH Network Corp. Class A	2,080	72,384

Domtar Corp. (Canada)	855	63,749

Dynegy, Inc. †	4,269	83,544

FelCor Lodging Trust, Inc. † R	8,485	42,595

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	1,770	56,498

General Motors Co. †	2,830	76,835

Gulfport Energy Corp. †	2,512	102,866

Harry & David Holdings, Inc. †	124	10,540

Huntsman Corp.	3,180	54,791

Kodiak Oil & Gas Corp. †	10,580	94,162

LyondellBasell Industries NV Class A	1,045	61,258

High Income Securities Fund	39

COMMON STOCKS (1.0%)* cont.			Shares	Value

Newfield Exploration Co. †			1,350	$31,212

NII Holdings, Inc. †			6,770	32,631

Quicksilver Resources, Inc. †			4,455	8,286

Terex Corp. †			2,105	69,065

Trump Entertainment Resorts, Inc. †			152	608

Vantage Drilling Co. †			53,601	87,370

W.R. Grace & Co. †			985	70,506

Total common stocks (cost $1,866,257)				$1,504,788

UNITS (1.0%)*			Units	Value

Ashland, Inc. cv. jr. unsec. sub. debs. units 6 1/2s, 2029			1,540,000	$1,432,200

Total units (cost $1,267,518)				$1,432,200

PREFERRED STOCKS (0.3%)*			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			146	$142,053

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.			6,800	180,472

M/I Homes, Inc. $2.438 pfd. †			4,979	124,973

Total preferred stocks (cost $393,512)				$447,498

WARRANTS (—%)*†	Expiration	Strike
	date	price	Warrants	Value

Smurfit Kappa Group PLC 144A (Ireland) F	10/1/13	EUR 0.001	119	$9,626

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$0.01	168,777	2,918

Total warrants (cost $38,281)				$12,544

SHORT-TERM INVESTMENTS (1.0%)*			Shares	Value

Putnam Short Term Investment Fund 0.10% L			1,461,621	$1,461,621

Total short-term investments (cost $1,461,621)				$1,461,621

TOTAL INVESTMENTS

Total investments (cost $141,273,387)				$148,144,974

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
USD/$	United States Dollar

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
MTN	Medium Term Notes

40	High Income Securities Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2012 through February 28, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $149,273,558.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

∆∆ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $136,230, or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 2/28/13 (aggregate face value $1,223,013) (Unaudited)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	appreciation

	Bank of America N.A.

	Canadian Dollar	Sell	4/17/13	$33,904	$34,954	$1,050

	Barclays Bank PLC

	British Pound	Sell	3/20/13	226,627	235,541	8,914

	Deutsche Bank AG

	Euro	Sell	3/20/13	149,241	155,969	6,728

	JPMorgan Chase Bank N.A.

	Canadian Dollar	Sell	4/17/13	39,717	41,000	1,283

	State Street Bank and Trust Co.

	Canadian Dollar	Sell	4/17/13	150,148	154,972	4,824

	WestPac Banking Corp.

	Canadian Dollar	Sell	4/17/13	71,780	74,096	2,316

	Euro	Sell	3/20/13	503,478	526,481	23,003

	Total					$48,118

High Income Securities Fund	41

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$330,596	$—	$—

Capital goods	108,190	—	—

Communication services	105,015	—	—

Consumer cyclicals	119,430	608	—

Consumer staples	36,197	10,540	—

Energy	323,896	136,230	—

Financials	250,542	—	—

Utilities and power	83,544	—	—

Total common stocks	1,357,410	147,378	—

Convertible bonds and notes	—	45,677,961	92,190

Convertible preferred stocks	2,044,575	32,956,874	657

Corporate bonds and notes	—	62,514,066	—

Preferred stocks	124,973	322,525	—

Units	—	1,432,200	—

Warrants	—	—	12,544

Short-term investments	1,461,621	—	—

Totals by level	$4,988,579	$143,051,004	$105,391

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$48,118	$—

Totals by level	$—	$48,118	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

42	High Income Securities Fund

Statement of assets and liabilities 2/28/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $139,811,766)	$146,683,353
Affiliated issuers (identified cost $1,461,621) (Note 6)	1,461,621

Cash	6,224

Dividends, interest and other receivables	1,797,789

Receivable for investments sold	711,661

Unrealized appreciation on forward currency contracts (Note 1)	48,118

Total assets	150,708,766

LIABILITIES

Distributions payable to shareholders	669,742

Payable for investments purchased	332,627

Payable for compensation of Manager (Note 2)	249,918

Payable for custodian fees (Note 2)	8,100

Payable for investor servicing fees (Note 2)	12,388

Payable for Trustee compensation and expenses (Note 2)	86,089

Payable for administrative services (Note 2)	1,728

Other accrued expenses	74,616

Total liabilities	1,435,208

Net assets	$149,273,558

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 5)	$166,001,376

Undistributed net investment income (Note 1)	147,712

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(23,794,999)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	6,919,469

Total — Representing net assets applicable to capital shares outstanding	$149,273,558

COMPUTATION OF NET ASSET VALUE

Net asset value per share ($149,273,558 divided by 17,175,214 shares)	$8.69

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund	43

Statement of operations Six months ended 2/28/13 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $419) (including interest income of $3,784 from investments
in affiliated issuers) (Note 6)		$3,468,671

Dividends (net of foreign tax of $2,726)		1,213,792

Total investment income		4,682,463

EXPENSES

Compensation of Manager (Note 2)		496,631

Investor servicing fees (Note 2)		36,543

Custodian fees (Note 2)		8,043

Trustee compensation and expenses (Note 2)		7,648

Administrative services (Note 2)		2,460

Auditing and tax fees		52,105

Other		55,385

Total expenses		658,815

Expense reduction (Note 2)		(269)

Net expenses		658,546

Net investment income		4,023,917

Net realized gain on investments (Notes 1 and 3)		4,128,446

Net realized loss on foreign currency transactions (Note 1)		(70,675)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period		67,987

Net unrealized appreciation of investments during the period		4,320,866

Net gain on investments		8,446,624

Net increase in net assets resulting from operations		$12,470,541

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/13*	Year ended 8/31/12

Operations:
Net investment income	$4,023,917	$8,328,110

Net realized gain on investments
and foreign currency transactions	4,057,771	864,631

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	4,388,853	1,432,512

Net increase in net assets resulting from operations	12,470,541	10,625,253

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(4,271,290)	(9,032,351)

Increase in capital share transactions from reinvestment
of distributions	71,196	290,315

Total increase in net assets	8,270,447	1,883,217

NET ASSETS

Beginning of period	141,003,111	139,119,894

End of period (including undistributed net investment
income of $147,712 and $395,085, respectively)	$149,273,558	$141,003,111

NUMBER OF FUND SHARES

Shares outstanding at beginning of period	17,166,630	17,130,850

Shares issued in connection with reinvestment
of distributions	8,584	35,780

Shares outstanding at end of period	17,175,214	17,166,630

* Unaudited

The accompanying notes are an integral part of these financial statements.

44	High Income Securities Fund

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Six months ended**	Year ended

	2/28/13	8/31/12	8/31/11	8/31/10	8/31/09	8/31/08
Net asset value, beginning of period	$8.21	$8.12	$7.93	$7.13	$8.23	$9.15
Investment operations:

Net investment income (loss)[a]	.23	.49	.50	.51	.50	.56

Net realized and unrealized
gain (loss) on investments	.50	.13	.22	.81	(1.10)	(.98)

Total from investment operations	.73	.62	.72	1.32	(.60)	(.42)
Less distributions:

From net investment income	(.25)	(.53)	(.53)	(.53)	(.55)	(.55)

Total distributions	(.25)	(.53)	(.53)	(.53)	(.55)	(.55)

Increase from shares repurchased	—	—	— [d]	.01	.05	.05

Net asset value, end of period	$8.69	$8.21	$8.12	$7.93	$7.13	$8.23

Market price, end of period	$8.09	$8.27	$8.10	$8.19	$6.80	$7.29

Total return at market price (%)[b]	0.83*	9.08	5.22	29.08	2.60	(5.09)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$149,274	$141,003	$139,120	$135,777	$123,256	$149,717

Ratio of expenses to average
net assets (%)[c]	.45*	.93	.91	.93	1.04 [e]	.96 [e]

Ratio of net investment income
(loss) to average net assets (%)	2.76*	6.04	5.86	6.60	8.11 [e]	6.36 [e]

Portfolio turnover (%)	23*	36	63	61	50	42

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Amount represents less than $0.01 per share.

e Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of the fund for the periods ended August 31, 2009 and August 31, 2008 reflect a reduction of less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund	45

Notes to financial statements 2/28/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2012 through February 28, 2013.

Putnam High Income Securities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The investment objective of the fund is to provide high current income as a primary objective and capital appreciation as a secondary objective. The fund pursues its objective primarily by investing in both convertible bonds and convertible preferred stocks, which share many of the same characteristics as convertible bonds, but offer greater potential for capital appreciation. The fund also invests significantly in high-yielding non-convertible securities with the potential for capital appreciation.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

46	High Income Securities Fund

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 4.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements,

High Income Securities Fund	47

collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2012, the fund had a capital loss carryover of $27,323,460 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$3,678,018	N/A	$3,678,018	August 31, 2017

23,645,442	N/A	23,645,442	August 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

48	High Income Securities Fund

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $147,083 recognized during the period between November 1, 2011 and August 31, 2012 to its fiscal year ending August 31, 2013.

The aggregate identified cost on a tax basis is $141,265,231, resulting in gross unrealized appreciation and depreciation of $13,255,432 and $6,375,689, respectively, or net unrealized appreciation of $6,879,743.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

0.700%	of the first $500 million of average	0.430%	of the next $5 billion of average
	net assets,		net assets,

0.600%	of the next $500 million of average	0.420%	of the next $5 billion of average
	net assets,		net assets,

0.550%	of the next $500 million of average	0.410%	of the next $5 billion of average
	net assets,		net assets,

0.500%	of the next $5 billion of average	0.400%	of the next $5 billion of average
	net assets,		net assets,

0.475%	of the next $5 billion of average	0.390%	of the next $5 billion of average
	net assets,		net assets,

0.455%	of the next $5 billion of average	0.380%	of the next $8.5 billion of average
	net assets,		net assets and

0.440%	of the next $5 billion of average	0.370%	of any excess thereafter.
	net assets,

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc. and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $84 under the expense offset arrangements and by $185 under the brokerage/service arrangements.

High Income Securities Fund	49

Each independent Trustee of the fund receives an annual Trustee fee, of which $111, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $37,863,214 and $32,597,553, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Forward currency contracts (contract amount)	$1,200,000

Warrants (number of warrants)	168,896

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$48,118	Payables	$—

Equity contracts	Investments	12,544	Payables	—

Total		$60,662		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(71,881)	$(71,881)

Total	$(71,881)	$(71,881)

50	High Income Securities Fund

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$68,336	$68,336

Equity contracts	(26,250)	—	$(26,250)

Total	$(26,250)	$68,336	$42,086

Note 5: Shares repurchased

In September 2012, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2013 (based on shares outstanding as of October 7, 2012). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2012 (based on shares outstanding as of October 7, 2011). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund did not repurchase any of its outstanding common shares.

At the close of the reporting period, Putnam Investments, LLC owned approximately 263 shares of the fund (less than 0.01% of the fund’s shares outstanding), valued at $2,285 based on net asset value.

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliates	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$4,399,844	$12,919,933	$17,319,777	$3,773	$—

Putnam Short Term
Investment Fund*	—	2,874,223	1,412,602	11	1,461,621

Totals	$4,399,844	$15,794,156	$18,732,379	$3,784	$1,461,621

Market values are shown for those securities affiliated during the reporting period.

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

Note 8: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

High Income Securities Fund	51

Shareholder meeting results (Unaudited)

January 31, 2013 annual meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	15,245,674	492,964

Ravi Akhoury	15,286,987	451,651

Barbara M. Baumann	15,324,496	414,142

Jameson A. Baxter	15,325,307	413,331

Charles B. Curtis	15,296,334	442,304

Robert J. Darretta	15,323,807	414,831

Katinka Domotorffy	15,239,578	499,060

John A. Hill	15,272,230	466,408

Paul L. Joskow	15,299,697	438,941

Elizabeth T. Kennan	15,275,854	462,784

Kenneth R. Leibler	15,323,899	414,739

Robert E. Patterson	15,311,519	427,119

George Putnam, III	15,308,274	430,364

Robert L. Reynolds	15,334,990	403,648

W. Thomas Stephens	15,305,462	433,176

A proposal to approve fixing the number of Trustees at fifteen was approved as follows:

Votes for	Votes against	Abstentions

15,040,486	494,655	203,497

All tabulations are rounded to the nearest whole number.

52	High Income Securities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
	Principal Executive Officer, and	Judith Cohen
	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA710
279986 4/13

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

September 1 – September 30, 2012	—	—	—	1,713,490
October 1 – October 7, 2012	—	—	—	1,713,490
October 8 – October 31, 2012	—	—	—	1,717,097
November 1 – November 30, 2012	—	—	—	1,717,097
December 1 – December 31, 2012	—	—	—	1,717,097
January 1 – January 31, 2013	—	—	—	1,717,097
February 1 – February 28, 2013	—	—	—	1,717,097

*In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2011, which remained in effect between October 8, 2011 and October 7, 2012, allowed the fund to repurchases up to a total of 1,713,490 of its shares. The program renewed by the Board in September 2012, which will remain in effect between October 8, 2012 and October 7, 2013, allows the fund to repurchases up to a total of 1,717,097 of its shares.

**Information prior to October 7, 2012 is based on the total number of shares eligible for repurchase under the program, as amended through September 2011. Information from October 8, 2012 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2012.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Income Securities Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 26, 2013